Exhibit 99.2

Financial Supplement
June 30, 2014

contact: Michael Paquette, CFO
telephone: +1(441) 278 5012 email: mike.paquette@montpelierre.bm	This report is for informational purposes only. It should be read in conjunction with other documents filed by Montpelier Re Holdings Ltd. pursuant to the Securities Exchange Act of 1934.

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

This financial supplement contains forward-looking statements within the meaning of the United States federal securities laws, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, that are not historical facts, including statements about our beliefs and expectations. These statements are based upon current plans, estimates and projections. Forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and various risk factors, many of which are outside the Company’s control. See “Risk Factors” contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as filed with the Securities and Exchange Commission, for specific important factors that could cause actual results to differ materially from those contained in forward- looking statements. In particular, statements using words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar meaning generally involve forward-looking statements.

Important events and uncertainties that could cause our actual results, future dividends on, or repurchases of, our common shares or preferred shares to differ include, but are not limited to: market conditions affecting the prices of our common shares or preferred shares; the possibility of severe or unanticipated losses from natural or man-made catastrophes, including those that may result from changes in climate conditions, including, but not limited to, global temperatures and expected sea levels; the effectiveness of our loss limitation methods; our dependence on principal employees; our ability to effectively execute the business plans of the Company, its subsidiaries and any new ventures that it may enter into; the cyclical nature of the insurance and reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty insurance and reinsurance lines of business and in specific areas of the casualty reinsurance market and our ability to capitalize on those opportunities; the sensitivity of our business to financial strength ratings established by independent rating agencies; the inherent uncertainty of our risk management process, which is subject to, among other things, industry loss estimates and estimates generated by modeling techniques; the accuracy of written premium estimates reported by cedants and brokers on pro-rata contracts and certain excess-of-loss contracts where a deposit or minimum premium is not specified in the contract; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, including our dependency on the loss information we receive from cedants and brokers; unanticipated adjustments to premium estimates; changes in the availability, cost or quality of reinsurance or retrocessional coverage; changes in general economic and financial market conditions; changes in and the impact of governmental legislation or regulation, including changes in tax laws in the jurisdictions where we conduct business; the amount and timing of reinsurance recoverables and reimbursements we actually receive from our reinsurers; the overall level of competition, and the related demand and supply dynamics in our markets relating to growing capital levels in our industry; declining demand due to increased retentions by cedants and other factors; the impact of terrorist activities on the economy; rating agency policies and practices; unexpected developments concerning the small number of insurance and reinsurance brokers upon whom we rely for a large portion of revenues; our dependence as a holding company upon dividends or distributions from our operating subsidiaries; and the impact of foreign currency and interest rate fluctuations.

We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

MONTPELIER RE HOLDINGS LTD.

Table of Contents

Page

1	Consolidated Financial Highlights

2	Summary Consolidated Balance Sheets

3	Summary Consolidated Income Statements

4	Net Insurance and Reinsurance Premiums Written by Line of Business

5	Net Insurance and Reinsurance Premiums Earned by Line of Business

6	Natural Catastrophe Risk Management

7	Rollforward of Loss and LAE Reserves

8	Losses and Loss Ratios by Line of Business

9	Consolidated Investment Portfolio

10	Reinsurance Recoverable by Rating

11	Fully Converted Book Value Per Common Share

12	Income (Loss) Available to the Company’s Common Shareholders Per Share

13	Non-GAAP Financial Measures

MONTPELIER RE HOLDINGS LTD.

Consolidated Financial Highlights (unaudited)

$ in millions, except per share amounts

	Three months ended June 30			Year-to-date June 30
	2014	2013	% change	2014	2013	% change

Selected financial highlights
Gross insurance and reinsurance premiums written	$239.0	$242.7	-2%	$512.5	$503.9	2%
Net insurance and reinsurance premiums written	204.9	197.8	4%	442.0	423.8	4%
Net insurance and reinsurance premiums earned	162.6	138.9	17%	319.4	298.6	7%
Net investment income	12.4	16.7	-26%	25.3	33.1	-24%
Underwriting income	37.8	43.1	-12%	115.6	103.2	12%
Operating income avail. to the Company’s common shareholders (1)	36.2	49.6	-27%	108.4	115.6	-6%
Net income (loss) avail. to the Company’s common shareholders	37.1	(27.3)	n/m	127.0	64.8	96%
Comprehensive income (loss) avail. to the Company	41.7	(23.6)	n/m	135.1	68.3	98%
Total assets				4,283.7	3,935.7	9%
Common shareholders’ equity				1,517.8	1,420.0	7%
Total shareholders’ equity				1,667.8	1,570.0	6%

Amounts per common share
Operating income avail. to the Company’s common shareholders (2)	$0.76	$0.93	-18%	$2.24	$2.12	6%
Net income (loss) avail. to the Company’s common shareholders (2)	0.78	(0.52)	n/m	2.63	1.19	121%
Fully converted book value (3)				31.74	27.03	17%

Financial ratios
Loss and loss adjustment expense ratio:
Current year	63.9%	68.0%		52.2%	54.7%
Prior year	-23.1%	-34.3%		-22.8%	-22.1%
Loss and loss adjustment expense ratio	40.8%	33.7%		29.4%	32.6%
Acquisition cost ratio	18.1%	16.3%		17.0%	15.0%
General and administrative expense ratio	17.8%	19.0%		17.4%	17.9%
Combined ratio	76.7%	69.0%		63.8%	65.5%

Operating income / Average common shareholders’ equity	2.4%	3.4%		7.2%	7.8%

Change in FCBVPCS adjusted for dividends (4)	2.8%	-1.3%		8.7%	4.3%

(1) Excludes net investment and foreign exchange gains and losses and any significant non-recurring items.

(2) See Page 12 for calculation and Page 13 for information regarding our use of Non-GAAP Financial Measures.

(3) See Page 11 for calculation and Page 13 for information regarding our use of Non-GAAP Financial Measures.

(4) Change in FCBVPCS adjusted for dividends represents the change in fully converted book value per common share after taking into account dividends declared on common shares during the period.  See page 13 for information regarding our use of Non-GAAP Financial Measures.

n/m - not meaningful

MONTPELIER RE HOLDINGS LTD.

Summary Consolidated Balance Sheets (unaudited)

in millions, except per share amounts

	June 30	March 31	December 31	September 30	June 30
	2014	2014	2013	2013	2013

ASSETS
Investments, cash and cash equivalents	$3,431.0	$3,630.7	$3,229.0	$3,214.3	$3,254.3
Insurance and reinsurance premiums receivable	333.6	273.8	203.4	274.3	341.3
Deferred insurance and reinsurance acquisition costs	68.1	61.4	51.5	57.6	60.2
Reinsurance recoverable on paid and unpaid losses	64.2	59.3	67.2	81.1	107.1
Unearned reinsurance premiums ceded	52.0	38.3	22.6	38.8	48.9
Unsettled sales of investments	232.7	132.6	58.8	244.9	79.9
Other assets	102.1	168.1	126.0	66.0	44.0

Total Assets	$4,283.7	$4,364.2	$3,758.5	$3,977.0	$3,935.7

LIABILITIES
Loss and loss adjustment expense reserves	$861.9	$839.1	$881.6	$961.1	$1,003.7
Unearned insurance and reinsurance premiums	433.2	373.6	276.7	360.2	413.9
Debt	399.2	399.2	399.2	399.1	399.1
Investment securities sold short	234.1	220.4	155.6	103.3	110.9
Amounts payable under repurchase agreements	71.5	402.7	—	—	—
Unsettled purchases of investments	235.4	110.7	58.8	334.0	206.9
Other liabilities	125.9	109.1	99.6	124.8	131.9

Total Liabilities	2,361.2	2,454.8	1,871.5	2,282.5	2,266.4

SHAREHOLDERS’ EQUITY
Preferred shareholders’ equity	150.0	150.0	150.0	150.0	150.0
Common shareholders’ equity	1,517.8	1,507.2	1,492.1	1,443.6	1,420.0

Total Shareholders’ Equity available to the Company	1,667.8	1,657.2	1,642.1	1,593.6	1,570.0

Non-controlling interest	254.7	252.2	244.9	100.9	99.3

Total Shareholders’ Equity	1,922.5	1,909.4	1,887.0	1,694.5	1,669.3

Total Liabilities and Shareholders’ Equity	$4,283.7	$4,364.2	$3,758.5	$3,977.0	$3,935.7

Fully converted book value per common share (1)	$31.74	$31.01	$29.42	$28.06	$27.03

(1) See Page 11 for calculation and Page 13 for information regarding our use of Non-GAAP Financial Measures.

MONTPELIER RE HOLDINGS LTD.

Summary Consolidated Income Statements (unaudited)

$ in millions, except per share amounts

						YTD	YTD	Year
	Q2-14	Q1-14	Q4-13	Q3-13	Q2-13	2014	2013	2013

Underwriting revenues
Gross insurance and reinsurance premiums written	$239.0	$273.5	$87.6	$114.5	$242.7	$512.5	$503.9	$706.0
Reinsurance premiums ceded	(34.1)	(36.4)	(9.8)	(13.0)	(44.9)	(70.5)	(80.1)	(102.9)
Net insurance and reinsurance premiums written	204.9	237.1	77.8	101.5	197.8	442.0	423.8	603.1

Gross insurance and reinsurance premiums earned	183.5	177.6	174.1	176.7	171.0	361.1	351.6	702.4
Earned reinsurance premiums ceded	(20.9)	(20.8)	(26.1)	(23.7)	(32.1)	(41.7)	(53.0)	(102.8)
Net insurance and reinsurance premiums earned	162.6	156.8	148.0	153.0	138.9	319.4	298.6	599.6

Underwriting expenses
Loss and loss adjustment expenses - current year	(104.0)	(62.6)	(44.6)	(62.8)	(94.5)	(166.6)	(163.5)	(270.9)
Loss and loss adjustment expenses - prior year	37.5	35.2	42.3	36.0	47.7	72.7	66.1	144.4
Insurance and reinsurance acquisition costs	(29.4)	(24.8)	(21.3)	(24.5)	(22.6)	(54.2)	(44.7)	(90.5)
Operating expenses	(20.1)	(20.9)	(19.3)	(20.6)	(19.5)	(41.0)	(39.9)	(79.8)
Incentive compensation expenses	(8.8)	(5.9)	(15.3)	(10.7)	(6.9)	(14.7)	(13.4)	(39.4)

Underwriting income	37.8	77.8	89.8	70.4	43.1	115.6	103.2	263.4

Net investment income	12.4	12.9	14.2	16.7	16.7	25.3	33.1	64.0
Other revenue (expense)	(0.3)	0.3	(0.2)	—	—	—	—	(0.2)
Interest and other financing expenses	(4.7)	(4.7)	(4.7)	(4.7)	(4.7)	(9.4)	(9.4)	(18.8)
Net realized and unrealized investment gains (losses)	19.8	22.7	8.1	4.6	(61.2)	42.5	(61.9)	(49.2)
Net foreign currency gains (losses)	(8.8)	(1.8)	(9.4)	(22.3)	(5.3)	(10.6)	15.8	(15.9)
Net losses from derivative instruments	(11.2)	(5.1)	(11.0)	(6.7)	(12.2)	(16.3)	(7.6)	(25.3)
Non-recurring, non-operating expenses	—	—	(7.5)	—	—	—	—	(7.5)
Income tax benefit (provision)	(0.2)	0.1	—	(0.1)	0.4	(0.1)	0.2	0.1

Net income (loss)	44.8	102.2	79.3	57.9	(23.2)	147.0	73.4	210.6

Net income attributable to non-controlling interest	(4.3)	(9.0)	(2.6)	(1.6)	(0.7)	(13.3)	(1.9)	(6.1)

Net income (loss) available to the Company	40.5	93.2	76.7	56.3	(23.9)	133.7	71.5	204.5

Dividends declared on non-cumulative preferred shares	(3.4)	(3.3)	(3.3)	(3.3)	(3.4)	(6.7)	(6.7)	(13.3)

Net income (loss) available to the Company’s common shareholders	$37.1	$89.9	$73.4	$53.0	$(27.3)	$127.0	$64.8	$191.2

Net income (loss)	$44.8	$102.2	$79.3	$57.9	$(23.2)	$147.0	$73.4	$210.6

Net change in foreign currency translation	1.2	0.2	1.0	3.1	0.3	1.4	(3.2)	0.9

Comprehensive income (loss)	46.0	102.4	80.3	61.0	(22.9)	148.4	70.2	211.5

Net income attributable to non-controlling interest	(4.3)	(9.0)	(2.6)	(1.6)	(0.7)	(13.3)	(1.9)	(6.1)

Comprehensive income (loss) available to the Company	$41.7	$93.4	$77.7	$59.4	$(23.6)	$135.1	$68.3	$205.4

Net income (loss) available to the Company’s common shareholders	$37.1	$89.9	$73.4	$53.0	$(27.3)	$127.0	$64.8	$191.2
Add (subtract):
Net realized and unrealized investment (gains) losses	(19.8)	(22.7)	(8.1)	(4.6)	61.2	(42.5)	61.9	49.2
Net (gains) losses from investment-related derivative instruments	8.2	(0.5)	6.5	3.6	7.9	7.7	1.1	11.2
Net foreign currency (gains) losses	8.8	1.8	9.4	22.3	5.3	10.6	(15.8)	15.9
Net (gains) losses from fx-related derivative instruments	1.9	3.7	1.7	(2.8)	2.5	5.6	3.6	2.5
Non-recurring, non-operating expenses	—	—	7.5	—	—	—	—	7.5

Operating income available to the Company’s common shareholders	$36.2	$72.2	$90.4	$71.5	$49.6	$108.4	$115.6	$277.5

Loss and loss adjustment expense ratio:
Current year	63.9%	39.9%	30.2%	41.0%	68.0%	52.2%	54.7%	45.2%
Prior year	-23.1%	-22.4%	-28.6%	-23.5%	-34.3%	-22.8%	-22.1%	-24.1%
Loss and loss adjustment expense ratio	40.8%	17.5%	1.6%	17.5%	33.7%	29.4%	32.6%	21.1%
Acquisition costs ratio	18.1%	15.8%	14.4%	16.0%	16.3%	17.0%	15.0%	15.1%
Operating expenses	12.4%	13.3%	13.0%	13.4%	14.0%	12.8%	13.4%	13.3%
Incentive compensation expenses	5.4%	3.8%	10.4%	7.0%	5.0%	4.6%	4.5%	6.6%
Combined ratio	76.7%	50.4%	39.4%	53.9%	69.0%	63.8%	65.5%	56.1%

Operating income avail. to the Company’s common shareholders per share (1)	$0.76	$1.48	$1.78	$1.38	$0.93	$2.24	$2.12	$5.24
Net income (loss) avail. to the Company’s common shareholders per share (1)	$0.78	$1.84	$1.44	$1.02	$(0.52)	$2.63	$1.19	$3.61
Operating income / Average common shareholders’ equity	2.4%	4.8%	6.2%	5.0%	3.4%	7.2%	7.8%	18.8%

(1) See Page 12 for calculation and Page 13 for information regarding our use of Non-GAAP Financial Measures.

MONTPELIER RE HOLDINGS LTD.

Net Premiums Written by Line of Business

(unaudited)

in millions

						YTD	YTD	Year
Net Insurance and Reinsurance Premiums Written	Q2-14	Q1-14	Q4-13	Q3-13	Q2-13	2014	2013	2013

Montpelier Bermuda
Property Catastrophe - Treaty Reinsurance	$68.5	$89.1	$1.9	$17.4	$95.6	$157.6	$193.9	$213.2
Property Specialty - Treaty Reinsurance	14.0	17.6	12.8	13.5	12.0	31.6	24.0	50.3
Other Specialty - Treaty Reinsurance	20.3	28.0	8.9	12.1	14.9	48.3	46.0	67.0
Property & Specialty Individual Risk	9.4	3.0	3.8	4.9	5.8	12.4	14.4	23.1
	$112.2	$137.7	$27.4	$47.9	$128.3	$249.9	$278.3	$353.6

Montpelier at Lloyd’s
Property Catastrophe - Treaty Reinsurance	$—	$2.9	$0.8	$(0.1)	$0.9	$2.9	$3.4	$4.1
Property Specialty - Treaty Reinsurance	0.2	1.3	(0.5)	1.8	0.7	1.5	3.3	4.6
Other Specialty - Treaty Reinsurance	21.8	21.6	18.1	24.5	15.1	43.4	36.5	79.1
Property & Specialty Individual Risk	41.0	39.6	30.7	26.2	32.9	80.6	67.5	124.4
	$63.0	$65.4	$49.1	$52.4	$49.6	$128.4	$110.7	$212.2

Collateralized Reinsurance
Property Catastrophe - Treaty Reinsurance	$29.7	$34.0	$1.5	$1.1	$19.6	$63.7	$34.2	$36.8
Property Specialty - Treaty Reinsurance	—	—	—	—	—	—	—	—
Other Specialty - Treaty Reinsurance	—	—	—	—	—	—	—	—
Property & Specialty Individual Risk	—	—	—	—	—	—	—	—
	$29.7	$34.0	$1.5	$1.1	$19.6	$63.7	$34.2	$36.8

Corporate & Other
Property Catastrophe - Treaty Reinsurance	$—	$0.1	$—	$(0.1)	$0.3	$0.1	$0.9	$0.8
Property Specialty - Treaty Reinsurance	—	0.4	—	—	(0.3)	0.4	(0.3)	(0.3)
Other Specialty - Treaty Reinsurance	—	(0.3)	—	—	(0.1)	(0.3)	(0.1)	(0.1)
Property & Specialty Individual Risk	—	(0.2)	(0.2)	0.2	0.4	(0.2)	0.1	0.1
	$—	$—	$(0.2)	$0.1	$0.3	$—	$0.6	$0.5

Consolidated Total NWP
Property Catastrophe - Treaty Reinsurance	$98.2	$126.1	$4.2	$18.3	$116.4	$224.3	$232.4	$254.9
Property Specialty - Treaty Reinsurance	14.2	19.3	12.3	15.3	12.4	33.5	27.0	54.6
Other Specialty - Treaty Reinsurance	42.1	49.3	27.0	36.6	29.9	91.4	82.4	146.0
Property & Specialty Individual Risk	50.4	42.4	34.3	31.3	39.1	92.8	82.0	147.6
	$204.9	$237.1	$77.8	$101.5	$197.8	$442.0	$423.8	$603.1

Reinstatements included in NWP	$2.5	$0.9	$0.1	$2.8	$(3.8)	$3.4	$(1.4)	$1.5

Consolidated 12 Mo. Rolling NWP	$621.3	$614.2	$603.1	$608.7	$608.7

MONTPELIER RE HOLDINGS LTD.

Net Premiums Earned by Line of Business

(unaudited)

in millions

						YTD	YTD	Year
Net Insurance and Reinsurance Premiums Earned	Q2-14	Q1-14	Q4-13	Q3-13	Q2-13	2014	2013	2013

Montpelier Bermuda
Property Catastrophe - Treaty Reinsurance	$45.6	$46.7	$52.1	$56.2	$59.2	$92.3	$121.2	$229.5
Property Specialty - Treaty Reinsurance	15.1	13.3	12.0	12.2	11.7	28.4	23.1	47.3
Other Specialty - Treaty Reinsurance	16.0	14.8	14.6	15.7	10.4	30.8	29.3	59.6
Property & Specialty Individual Risk	6.0	5.5	5.4	5.7	2.8	11.5	11.7	22.8
	$82.7	$80.3	$84.1	$89.8	$84.1	$163.0	$185.3	$359.2

Montpelier at Lloyd’s
Property Catastrophe - Treaty Reinsurance	$0.6	$1.0	$1.6	$0.9	$1.5	$1.6	$1.6	$4.1
Property Specialty - Treaty Reinsurance	0.8	1.0	0.7	1.3	1.7	1.8	3.1	5.1
Other Specialty - Treaty Reinsurance	23.8	21.0	20.2	23.5	17.3	44.8	39.3	83.0
Property & Specialty Individual Risk	34.9	33.1	32.9	29.2	28.5	68.0	59.4	121.5
	$60.1	$56.1	$55.4	$54.9	$49.0	$116.2	$103.4	$213.7

Collateralized Reinsurance
Property Catastrophe - Treaty Reinsurance	$19.9	$20.4	$8.7	$8.2	$5.5	$40.3	$9.3	$26.2
Property Specialty - Treaty Reinsurance	—	—	—	—	—	—	—	—
Other Specialty - Treaty Reinsurance	—	—	—	—	—	—	—	—
Property & Specialty Individual Risk	—	—	—	—	—	—	—	—
	$19.9	$20.4	$8.7	$8.2	$5.5	$40.3	$9.3	$26.2

Corporate & Other
Property Catastrophe - Treaty Reinsurance	$(0.1)	$(0.2)	$—	$(0.1)	$0.2	$(0.3)	$0.8	$0.7
Property Specialty - Treaty Reinsurance	0.1	—	—	—	(0.3)	0.1	(0.3)	(0.3)
Other Specialty - Treaty Reinsurance	(0.1)	—	—	—	—	(0.1)	—	—
Property & Specialty Individual Risk	—	0.2	(0.2)	0.2	0.4	0.2	0.1	0.1
	$(0.1)	$—	$(0.2)	$0.1	$0.3	$(0.1)	$0.6	$0.5

Consolidated Total NPE
Property Catastrophe - Treaty Reinsurance	$66.0	$67.9	$62.4	$65.2	$66.4	$133.9	$132.9	$260.5
Property Specialty - Treaty Reinsurance	16.0	14.3	12.7	13.5	13.1	30.3	25.9	52.1
Other Specialty - Treaty Reinsurance	39.7	35.8	34.8	39.2	27.7	75.5	68.6	142.6
Property & Specialty Individual Risk	40.9	38.8	38.1	35.1	31.7	79.7	71.2	144.4
	$162.6	$156.8	$148.0	$153.0	$138.9	$319.4	$298.6	$599.6

Reinstatements included in NPE	$2.5	$0.9	$0.1	$2.8	$(3.8)	$3.4	$(1.4)	$1.5

Consolidated 12 Mo. Rolling NPE	$620.4	$596.7	$599.6	$608.2	$608.2

MONTPELIER RE HOLDINGS LTD.

Natural Catastrophe Risk Management (1)

$ in millions

	Net Reinsurance Treaty Limits by Zone (1)
	As of June 1, 2014		As of January 1, 2014
Exposure Management	Treaty Limits	% of June 30, 2014 Shareholders’ Equity avail. to the Company	Treaty Limits	% of Mar. 31, 2014 Shareholders’ Equity avail. to the Company
U.S. Hurricane:

Mid-Atlantic hurricane	$525	31%	$581	35%
Florida hurricane	434	26%	462	28%
Northeast hurricane	405	24%	438	26%
Gulf hurricane	383	23%	412	25%
Hawaii hurricane	141	8%	184	11%

U.S. Earthquake:

New Madrid earthquake	$550	33%	$546	33%
California earthquake	358	21%	392	24%
Northwest earthquake	352	21%	372	22%

European Windstorm:

Western Europe windstorm	$473	28%	$488	29%
UK & Ireland windstorm	398	24%	419	25%
Scandinavia windstorm	171	10%	183	11%

Other Countries:

Japan earthquake	$292	18%	$276	17%
Canada earthquake	267	16%	263	16%
Australia earthquake	253	15%	245	15%
Australia cyclone	249	15%	243	15%
New Zealand earthquake	174	10%	169	10%
Turkey earthquake	174	10%	166	10%
Chile earthquake	155	9%	152	9%
Japan windstorm	117	7%	150	9%

	Net Impact From Single Event Losses by Return Period (2)
	As of June 1, 2014				As of January 1, 2014
			% of June 30, 2014 Shareholders’				% of Mar. 31, 2014 Shareholders’
	Net Impact		Equity avail. to the Company		Net Impact		Equity avail. to the Company
Single Event Losses	100-year	250-year	100-year	250-year	100-year	250-year	100-year	250-year

U.S. Hurricane	$294	$347	18%	21%	$317	$375	19%	23%
Europe Windstorm	235	298	14%	18%	244	312	15%	19%
U.S. Earthquake	184	270	11%	16%	187	286	11%	17%

NOTE - These disclosures should be read in conjunction with item 1A “Risk Factors” included in our Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission.

(1)  The treaty limits presented include the Company’s portion of the exposures assumed through its investment in the Blue Capital Global Reinsurance Fund Limited (BCGR) and Blue Capital Reinsurance Holdings Ltd. (BCRH).The treaty limits presented are shown net of any outward reinsurance or other third-party protection we purchase but have not been reduced by any expected reinstatement premiums.

(2)  The single event losses presented include the Company’s portion of exposures assumed through its investment in BCGR and BCRH and are shown net of: (i) any outward reinsurance or other third-party protection we purchase; and (ii) the benefit of any expected reinstatement premiums.  A “100-year” return period can also be referred to as the 1.0% occurrence exceedance probability (“OEP”) meaning there is a 1.0% chance in any given year that this level will be exceeded.  A “250-year” return period can also be referred to as the 0.4% OEP meaning there is a 0.4% chance in any given year that this level will be exceeded.

MONTPELIER RE HOLDINGS LTD.

Rollforward of Loss and LAE Reserves (unaudited)

in millions

	Three months ended June 30, 2014			Three months ended June 30, 2013
	Gross	Recoveries	Net	Gross	Recoveries	Net

Reserve for unpaid losses, beginning of period	$839.1	$55.0	$784.1	$1,035.3	$86.6	$948.7

Losses incurred:
Current year	112.1	8.1	104.0	107.4	12.9	94.5
Prior years	(36.2)	1.3	(37.5)	(38.3)	9.4	(47.7)
Total losses incurred	75.9	9.4	66.5	69.1	22.3	46.8

Net foreign currency translation movements	9.4	0.3	9.1	0.8	(0.6)	1.4

Losses paid and approved for payment:
Current year	(9.5)	(0.6)	(8.9)	(11.0)	(1.0)	(10.0)
Prior years	(53.0)	(6.7)	(46.3)	(90.5)	(27.0)	(63.5)
Total paid losses	(62.5)	(7.3)	(55.2)	(101.5)	(28.0)	(73.5)

Reserve for unpaid losses, end of period	$861.9	$57.4	$804.5	$1,003.7	$80.3	$923.4

	YTD June 30, 2014			YTD June 30, 2013
	Gross	Recoveries	Net	Gross	Recoveries	Net

Reserve for unpaid losses, beginning of period	$881.6	$63.6	$818.0	$1,112.4	$102.7	$1,009.7

Losses incurred:
Current year	176.6	10.0	166.6	180.7	17.2	163.5
Prior years	(76.7)	(4.0)	(72.7)	(71.2)	(5.1)	(66.1)
Total losses incurred	99.9	6.0	93.9	109.5	12.1	97.4

Net foreign currency translation movements	11.5	0.3	11.2	(22.3)	(1.0)	(21.3)

Losses paid and approved for payment:
Current year	(12.0)	(0.8)	(11.2)	(15.7)	(1.1)	(14.6)
Prior years	(119.1)	(11.7)	(107.4)	(180.2)	(32.4)	(147.8)
Total paid losses	(131.1)	(12.5)	(118.6)	(195.9)	(33.5)	(162.4)

Reserve for unpaid losses, end of period	$861.9	$57.4	$804.5	$1,003.7	$80.3	$923.4

MONTPELIER RE HOLDINGS LTD.

Consolidated Losses and Loss Ratios

(unaudited)

$ in millions

						YTD	YTD	Year
	Q2-14	Q1-14	Q4-13	Q3-13	Q2-13	2014	2013	2013
Property Catastrophe - Treaty

Net reserves: start	$170.9	$196.6	$234.0	$267.4	$276.8	$196.6	$300.2	$300.2
Change in prior AY	(11.8)	(16.6)	(10.1)	(0.2)	(12.6)	(28.4)	(29.8)	(40.1)
Losses paid and approved for payment	(17.5)	(16.7)	(26.8)	(37.8)	(25.9)	(34.2)	(49.0)	(113.6)
Current yr. incurred losses	38.8	7.6	(0.5)	4.6	29.1	46.4	46.0	50.1
Net reserves: end	$180.4	$170.9	$196.6	$234.0	$267.4	$180.4	$267.4	$196.6

Net earned premium	$66.0	$67.9	$62.4	$65.2	$66.4	133.9	132.9	$260.5
Net loss ratio	40.9%	-13.3%	-17.0%	6.7%	24.8%	13.4%	12.2%	25.2%
Net loss ratio excl. prior AY adjusts.	58.8%	11.1%	-0.8%	7.0%	43.8%	34.6%	34.6%	34.5%
Net loss ratio - prior AY adjusts.	-17.9%	-24.4%	-16.2%	-0.3%	-19.0%	-21.2%	-22.4%	-9.3%

IBNR	$123.4	$96.1	$104.0	$117.3	$134.0
IBNR as a % of net reserves	68%	56%	53%	50%	50%

Property Specialty - Treaty

Net reserves: start	$92.8	$99.7	$113.7	$125.3	$134.1	$99.7	$138.8	$138.8
Change in prior AY	(8.7)	(6.3)	(10.3)	(8.2)	(9.3)	(15.0)	(10.7)	(29.2)
Losses paid and approved for payment	(7.5)	(8.7)	(7.5)	(15.6)	(8.7)	(16.2)	(19.2)	(42.3)
Current yr. incurred losses	8.9	8.1	3.8	12.2	9.2	17.0	16.4	32.4
Net reserves: end	$85.5	$92.8	$99.7	$113.7	$125.3	$85.5	$125.3	$99.7

Net earned premium	$16.0	$14.3	$12.7	$13.5	$13.1	30.3	25.9	$52.1
Net loss ratio	1.3%	12.6%	-51.2%	29.6%	-0.8%	6.6%	22.0%	73.9%
Net loss ratio excl. prior AY adjusts.	55.7%	56.7%	29.9%	90.3%	70.2%	56.1%	63.3%	99.1%
Net loss ratio - prior AY adjusts.	-54.4%	-44.1%	-81.1%	-60.7%	-71.0%	-49.5%	-41.3%	-25.2%

IBNR	$53.4	$56.6	$59.0	$67.1	$77.8
IBNR as a % of net reserves	62%	61%	59%	59%	62%

Other Specialty - Treaty

Net reserves: start	$298.1	$286.5	$291.4	$288.5	$294.0	$286.5	$288.1	$288.1
Change in prior AY	(8.7)	(1.9)	(7.2)	(9.6)	(15.4)	(10.6)	(14.2)	(31.0)
Losses paid and approved for payment	(12.4)	(8.4)	(18.1)	(10.1)	(10.4)	(20.8)	(26.1)	(54.3)
Current yr. incurred losses	25.7	21.9	20.4	22.6	20.3	47.6	40.7	83.7
Net reserves: end	$302.7	$298.1	$286.5	$291.4	$288.5	$302.7	$288.5	$286.5

Net earned premium	$39.7	$35.8	$34.8	$39.2	$27.7	75.5	68.6	$142.6
Net loss ratio	42.8%	55.9%	37.9%	33.2%	17.7%	49.0%	38.6%	33.8%
Net loss ratio excl. prior AY adjusts.	64.7%	61.2%	58.6%	57.7%	73.3%	63.0%	59.3%	59.4%
Net loss ratio - prior AY adjusts.	-21.9%	-5.3%	-20.7%	-24.5%	-55.6%	-14.0%	-20.7%	-25.6%

IBNR	$234.7	$231.3	$221.0	$217.8	$212.2
IBNR as a % of net reserves	78%	78%	77%	75%	74%

Property and Specialty Individual Risk

Net reserves: start	$206.6	$221.6	$242.1	$256.0	$259.0	$221.6	$275.1	$275.1
Change in prior AY	(8.3)	(10.4)	(14.7)	(18.0)	(10.4)	(18.7)	(11.4)	(44.1)
Losses paid and approved for payment	(17.8)	(29.6)	(26.7)	(19.4)	(28.5)	(47.4)	(68.1)	(114.2)
Current yr. incurred losses	30.6	25.0	20.9	23.5	35.9	55.6	60.4	104.8
Net reserves: end	$211.1	$206.6	$221.6	$242.1	$256.0	$211.1	$256.0	$221.6

Net earned premium	$40.9	$38.8	$38.1	$35.1	$31.7	79.7	71.2	$144.4
Net loss ratio	54.5%	37.6%	16.3%	15.7%	80.4%	46.3%	68.8%	176.8%
Net loss ratio excl. prior AY adjusts.	74.8%	64.4%	54.9%	67.0%	113.2%	69.8%	84.8%	163.3%
Net loss ratio - prior AY adjusts.	-20.3%	-26.8%	-38.6%	-51.3%	-32.8%	-23.5%	-16.0%	13.5%

IBNR	$136.7	$130.3	$132.7	$143.7	$157.6
IBNR as a % of net reserves	65%	63%	60%	59%	62%

TOTAL

Net reserves: start	$784.1	$818.0	$887.4	$923.4	$948.7	$818.0	$1,009.7	$1,009.7
Change in prior AY	(37.5)	(35.2)	(42.3)	(36.0)	(47.7)	(72.7)	(66.1)	(144.4)
Losses paid and approved for payment	(55.2)	(63.4)	(79.1)	(82.9)	(73.5)	(118.6)	(162.4)	(324.4)
Current yr. incurred losses	104.0	62.6	44.6	62.9	94.5	166.6	163.5	271.0
Net impact of foreign currency	9.1	2.1	7.4	20.0	1.4	11.2	(21.3)	6.1
Net reserves: end	$804.5	$784.1	$818.0	$887.4	$923.4	$804.5	$923.4	$818.0

Net earned premium	$162.6	$156.8	$148.0	$153.0	$138.9	$319.4	$298.6	$599.6
Net loss ratio	40.8%	17.5%	1.6%	17.6%	33.7%	29.4%	32.6%	46.4%
Net loss ratio excl. prior AY adjusts.	63.9%	39.9%	30.2%	41.1%	68.0%	52.2%	54.7%	60.6%
Net loss ratio - prior AY adjusts.	-23.1%	-22.4%	-28.6%	-23.5%	-34.3%	-22.8%	-22.1%	-14.2%

IBNR	$548.2	$514.3	$516.7	$545.9	$581.6
IBNR as a % of net reserves	68%	66%	63%	62%	63%

MONTPELIER RE HOLDINGS LTD.

Consolidated Investment Portfolio (unaudited)

$ in millions

	June 30, 2014				March 31, 2014		December 31, 2013		September 30, 2013		June 30, 2013
	Amortized	Unrealized	Fair		Fair		Fair		Fair		Fair
	Cost	Gain (Loss)	Value	%	Value	%	Value	%	Value	%	Value	%
Long Investment Positions:

Fixed maturities	$2,252.9	$36.2	$2,289.1	67%	$2,496.3	69%	$2,430.8	75%	$2,384.7	74%	$2,506.2	77%
Equity securities	146.9	16.3	163.2	5%	156.9	4%	117.3	4%	122.6	4%	116.1	4%
Other investments	379.4	2.0	381.4	11%	155.6	4%	78.8	2%	74.4	2%	80.1	2%
Cash equivalents	145.4	—	145.4	4%	305.0	8%	23.6	1%	82.1	3%	201.4	6%
Cash and restricted cash	451.9	—	451.9	13%	516.9	15%	578.5	18%	550.5	17%	350.5	11%

Total long investments and cash (1)	$3,376.5	$54.5	$3,431.0	100%	$3,630.7	100%	$3,229.0	100%	$3,214.3	100%	$3,254.3	100%

Breakdown of Long Fixed Maturities:

Mortgage-backed and asset-backed securities	$741.5	$9.8	$751.3	32%	$670.5	27%	$844.2	35%	$921.6	39%	$1,071.6	43%
Government & government-sponsored entities	562.0	4.3	566.3	25%	853.9	34%	632.7	26%	554.5	23%	523.7	21%
Corporate bonds	911.1	18.1	929.2	41%	929.7	37%	906.8	37%	856.1	36%	854.6	34%
Municipal bonds	38.3	4.0	42.3	2%	42.2	2%	47.1	2%	52.5	2%	56.3	2%

Total long fixed maturities	$2,252.9	$36.2	$2,289.1	100%	$2,496.3	100%	$2,430.8	100%	$2,384.7	100%	$2,506.2	100%

Other investments:

Investment Funds and LPs - fixed maturities	$361.6	$—	$361.6	95%	$136.1	88%	$59.4	75%	$58.3	78%	$57.2	72%
Investment Funds and LPs - equities and other	13.0	—	13.0	3%	11.6	7%	12.3	16%	11.0	15%	14.5	18%
Derivative instruments and catastrophe bonds	4.8	2.0	6.8	2%	7.9	5%	7.1	9%	5.1	7%	8.4	10%

Total other investments	$379.4	$2.0	$381.4	100%	$155.6	100%	$78.8	100%	$74.4	100%	$80.1	100%

Short Investment Positions:

Fixed maturities	$(218.8)	(2.8)	$(221.6)	95%	$(208.4)	95%	$(130.0)	84%	$(74.7)	72%	$(88.6)	80%
Equities, options and futures	(11.7)	(0.8)	(12.5)	5%	(12.0)	5%	(25.6)	16%	(28.6)	28%	(22.3)	20%

Total short investments	$(230.5)	(3.6)	$(234.1)	100%	$(220.4)	100%	$(155.6)	100%	$(103.3)	100%	$(110.9)	100%

Total investment return:

Net investment income			$12.4		$12.9		$14.2		$16.7		$16.7
Net losses from investment-related derivative instruments			(0.4)		(1.7)		(0.5)		(0.7)		(1.1)
Net realized investment gains (losses)			5.5		(0.1)		4.4		(22.1)		6.9
Net unrealized investment gains (losses)			14.3		22.8		3.7		26.7		(68.1)
Net gains (losses) from investment-related derivative instruments			(8.2)		0.5		(6.5)		(3.6)		(7.9)
Net investment FX gains (losses) from managed cash and investments			(0.2)		(3.8)		(1.1)		(1.5)		2.1

Total investment return			$23.4		$30.6		$14.2		$15.5		$(51.4)

Total quarterly return on average fair value % (2)			0.9%		1.1%		0.5%		0.6%		-1.8%

Average duration of fixed maturities, cash and cash equivalents (3)			1.4 years		0.6 years		2.0 years		1.8 years		3.1 years
Average credit quality of fixed maturities, cash and cash equivalents (3),(4)			AA-		AA-		AA-		AA-		AA-
Average duration of fixed maturities (3)			1.8 years		0.6 years		2.2 years		2.0 years		3.4 years

(1)   From time-to-time, we also hold repurchase agreements and reverse repurchase positions on our Consolidated Balance Sheets.

(2)   Excludes net gains (losses) from non-investment FX contracts which are undertaken solely to hedge our insurance balances that are exposed to FX movements.

        Also excludes those cash and cash equivalents (which totaled $421.4 million at June 30, 2014) that relate to our Collateralized Reinsurance operations.

        These assets generate virtually no investment income and the “return” on these invested assets constitutes our Collateralized Reinsurance underwriting result and is included in our combined ratio.

(3)   Net of fixed maturity derivative and short positions, repurchase agreements and reverse repurchase agreements.

(4)   Includes certain investment funds which hold fixed maturity investments.

MONTPELIER RE HOLDINGS LTD.

Reinsurance Recoverable by Rating (unaudited)

$ in millions

The A.M. Best ratings of our reinsurers related to reinsurance recoverable on paid and unpaid losses as of the dates presented are as follows:

	June 30		March 31		December 31		September 30		June 30
	2014		2014		2013		2013		2013

Reinsurance recoverable on paid losses

A++	$—	—%	$—	—%	$—	—%	$—	—%	$—	—%
A+	4.0	58	2.3	53	0.7	19	1.4	19	6.5	24
A	1.6	24	0.7	16	1.4	39	3.1	42	10.8	41
A-	0.4	6	0.2	5	—	—	0.9	12	5.7	21
Unrated by AM Best (1)	0.8	12	1.1	26	1.5	42	2.0	27	3.8	14

	$6.8	100%	$4.3	100%	$3.6	100%	$7.4	100%	$26.8	100%

Reinsurance recoverable on unpaid losses

A++	$0.3	1%	$—	—%	$—	—%	$—	—%	$—	—%
A+	27.9	49	24.4	44	28.6	45	25.1	34	26.4	33
A	20.2	35	19.8	36	20.2	32	31.8	43	34.0	42
A-	2.4	4	2.8	5	4.2	6	1.6	2	2.9	4
Unrated by AM Best (1)	6.6	11	8.0	15	10.6	17	15.2	21	17.0	21

	$57.4	100%	$55.0	100%	$63.6	100%	$73.7	100%	$80.3	100%

Total reinsurance recoverable

A++	$0.3	—%	$—	—%	$—	—%	$—	—%	$—	—%
A+	31.9	50	26.7	45	29.3	44	26.5	33	32.9	31
A	21.8	34	20.5	35	21.6	32	34.9	43	44.8	42
A-	2.8	4	3.0	5	4.2	6	2.5	3	8.6	8
Unrated by AM Best (1)	7.4	12	9.1	15	12.1	18	17.2	21	20.8	19

	$64.2	100%	$59.3	100%	$67.2	100%	$81.1	100%	$107.1	100%

(1) These obligations are either: (i) fully collateralized; (ii) reinsurer has an S&P financial strength rating equivalent to an A.M. Best rating of A- or better; or (iii) reinsurer is considered by management to be financially sound.

MONTPELIER RE HOLDINGS LTD.

Fully Converted Book Value Per Common Share (unaudited)

$ in millions, except per share amounts

	June 30	March 31	December 31	September 30	June 30
	2014	2014	2013	2013	2013

Numerators

Book value and fully converted book value per common share numerator (common shareholders’ equity avail. to the Company)	$1,517.8	$1,507.2	$1,492.1	$1,443.6	$1,420.0

Denominators (in common shares)

Book value per share common denominator (ending common shares)	46,174,697	47,017,858	49,274,165	49,784,914	51,020,107

Common share obligations under benefit plans	1,644,202	1,589,510	1,448,374	1,670,884	1,520,762

Fully converted book value per common share denominator	47,818,899	48,607,368	50,722,539	51,455,798	52,540,869

Book value per common share	$32.87	$32.05	$30.28	$29.00	$27.83
Fully converted book value per common share	$31.74	$31.01	$29.42	$28.06	$27.03

Dividends declared per common share	$0.125	$0.125	$0.125	$0.115	$0.115
Change in FCBVPCS (1) Quarter	2.4%	5.4%	4.9%	3.8%	-1.7%
Change in FCBVPCS adjusted for dividends (2) Quarter	2.8%	5.8%	5.3%	4.2%	-1.3%
Change in FCBVPCS adjusted for dividends (2) YTD	8.7%	5.8%	14.3%	8.7%	4.3%
Change in FCBVPCS adjusted for dividends (2) Rolling 12 months	19.4%	14.6%	14.3%	7.2%	8.4%
Annualized change in FCBVPCS adjusted for dividends (2) Since inception	10.4%	10.4%	10.2%	10.0%	9.8%

(1) FCBVPCS = Fully converted book value per common share.  See Page 13 for information regarding our use of Non-GAAP Financial Measures.

(2) Change in FCBVPCS adjusted for dividends represents the change in fully converted book value per common share after taking into account common share dividends declared for the period.  See page 13 for information regarding our use of Non-GAAP Financial Measures.

MONTPELIER RE HOLDINGS LTD.

Income (Loss) Available to the Company’s Common Shareholders Per Share (unaudited)

$ in millions, except per share amounts

						YTD	YTD	Year
	Q2-14	Q1-14	Q4-13	Q3-13	Q2-13	2014	2013	2013

Numerator
Operating income available to the Company’s common shareholders (1)	$36.2	$72.2	$90.4	$71.5	$49.6	$108.4	$115.6	$277.5
Operating income allocated to participating securities	(1.0)	(2.2)	(2.5)	(2.0)	(1.2)	(3.2)	(2.7)	(7.3)

Adj. operating income avail. to the Company’s common shareholders	$35.2	$70.0	$87.9	$69.5	$48.4	$105.2	$112.9	$270.2

Net investment and foreign exchange gains (losses)	0.9	17.7	(9.5)	(18.5)	(76.9)	18.6	(50.8)	(78.8)
Non-recurring, non-operating expenses	—	—	(7.5)	—	—	—	—	(7.5)
Adjustment to arrive at net income allocated to participating securities	—	(0.5)	0.4	0.6	1.2	(0.6)	1.4	2.5

Adj. net income (loss) available to the Company’s common shareholders	$36.1	$87.2	$71.3	$51.6	$(27.3)	$123.2	$63.5	$186.4

Denominator
Average common shares outstanding	46,285,542	47,442,063	49,334,102	50,308,360	52,132,724	46,863,803	53,310,075	51,565,653

Per common share
Operating income available to the Company’s common shareholders	$0.76	$1.48	$1.78	$1.38	$0.93	$2.24	$2.12	$5.24
Net income (loss) available to the Company’s common shareholders	$0.78	$1.84	$1.44	$1.02	$(0.52)	$2.63	$1.19	$3.61

(1) Excludes net investment and foreign exchange gains and losses and certain non-recurring items.  See Page 3 for the computation of our operating income available to the Company’s common shareholders and page 13 for information regarding our use of Non-GAAP Financial Measures.

MONTPELIER RE HOLDINGS LTD.

Financial Measures Disclosures

Non-GAAP Financial Measures Disclosures

Within this report, we present “operating income (loss) available to the Company’s common shareholders”, which is a “non-GAAP financial measure” as defined in Regulation G pursuant to Section 401 of the Sarbanes - Oxley Act of 2002. This measure represents our GAAP results for the periods presented without consideration of net realized and unrealized investment and foreign exchange gains and losses and certain non-recurring items.  A reconciliation of this measure to our most directly comparable GAAP financial measure, net income (loss) available to the Company’s common shareholders, is included herein. We also present a measure referred to as “operating income (loss) available to the Company’s common shareholders per share” which represents our “operating income (loss) available to the Company’s common shareholders”, as adjusted for participating securities, divided by our weighted average common shares outstanding.

Within this report, we also present “book value per common share and fully converted book value per common share”, each of which is a “non-GAAP financial measure” as defined in Regulation G.  The computations of these measures are included herein. We also present a measure referred to as “change in fully converted book value per common share” which represents the change in our “fully converted book value per common share”, taking into account dividends declared on our common shares during the period.

We believe that these non-GAAP measures are important to our investors, analysts and other interested parties who benefit from having an objective and consistent basis for comparison with other companies within our industry and we further believe these measures to be more relevant than comparable GAAP measures in evaluating our financial performance.